UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 26, 2006

Wave Wireless Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-25356	77-0289371
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1996 Lundy Avenue, San Jose, California		95131
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	408.943.4200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On January 26, 2006, WaveRider Communications Inc. ("WaveRider"), Wave Acquisition Corporation and Wave Wireless Corporation ("Registrant") entered into an Amendment to Agreement and Plan of Merger (the "Amendment") amending the terms of the Registrant's announced merger with WaveRider (the "Merger"). The Amendment revised the terms of the Agreement and Plan of Merger as a result of WaveRider entering into an agreement with Crescent International Ltd. ("Crescent") to amend the agreements between WaveRider and Crescent.

A copy of the Amendment is attached hereto as Exhibit 2.1, and is incorporated by reference herein.

Participants in Solicitation

The Registrant, WaveRider, and their respective directors, executive officers, and other employees may be deemed to be participants in the solicitation of proxies from WaveRider shareholders with respect to the proposed transaction. Information about the Registrant's directors and executive officers is available in the Registrant's proxy statement for its 2005 annual meeting of shareholders, dated July 13, 2005. Information about WaveRider’s directors and executive officers is available in WaveRider’s annual report on Form 10-KSB for the year ended December 31, 2004. Additional information about the interests of potential participants will be included in the registration statement and proxy statement and other materials filed with the SEC.

Additional Information

The Registrant intends to file a registration statement, including a proxy statement of WaveRider, and other materials with the Securities and Exchange Commission ("SEC") in connection with the proposed transaction. The Registrant urges investors to read these documents when they become available because they will contain important information. Investors will be able to obtain free copies of the registration statement and proxy statement, as well as other filed documents containing information about the Registrant and WaveRider, at www.sec.gov, the SEC’s website. Investors may also obtain free copies of these documents at www.wavewireless.com/about/investors.html. Free copies of WaveRider’s filings are available at www.waverider.com.

Item 8.01 Other Events.

See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

See Exhibit Index

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wave Wireless Corporation

January 27, 2006	By:	Daniel W. Rumsey

Name: Daniel W. Rumsey
Title: Acting Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

2.1	Amendment to Agreement and Plan of Merger, dated as of January 26, 2006, by and among Registrant, Wave Acquisition Corporation, and WaveRider Communications Inc.